Assets Held-for-Sale (Tables)	12 Months Ended
Dec. 31, 2017
Assets Held-for-Sale [Abstract]
Assets Held-for-Sale

Assets held-for-sale as of December 31, 2016 and 2017 are as follows:

		2016	2017
		In millions of won
Land(*1)	￦	2,907	2,765
Building(*1)		20,366	19,369
Investments in associates(*2, 3, 4)		42,569	5,837

	￦	65,842	27,971

(*1)	The board of directors of KEPCO Engineering & Construction Company, Inc., a subsidiary of the Company, determined to dispose the office building in Yongin as part of the government’s plan to relocate state-run companies for balanced national development and moved the head office to Kimchun, Kyungsangbukdo, in 2015. As the Company believes the book value of Yongin office will be recovered by a disposal transaction rather than continuous operation, it reclassified buildings, land and structures as assets held-for-sale.

(*2)	Korea Western Power Co., Ltd., a subsidiary of the Company, planned to dispose certain portion of its investment in Dongducheon Dream Power Co., Ltd. and had classified the relevant book value as non-current assets held-for-sale. However, due to uncertainty of sale, it reclassified the relevant book value to investments in associates during the year ended December 31, 2017.

(*3)	Korea Hydro & Nuclear Power Co., Ltd., a subsidiary of the Company, initiated efforts to sell its shares in Yeongwol Energy Station Co., Ltd. during the year ended December 31, 2016. KHNP won the first trial of the lawsuit against the counterparty on November 2, 2017. However, the planned sale period has been extended since the appeal is ongoing as of December 31, 2017. The Company expects the sale to occur in 2018.

(*4)	KEPCO Engineering & Construction Company, Inc., a subsidiary of the Company, exercised a put option to sell the shares of DS POWER Co., Ltd. on December 11, 2017 and the shares are expected to be sold on February 28, 2018. Thus, the Company reclassified the relevant book value to assets held-for-sale.